Residential Asset Securities Corporation
        Mortgage Asset-Backed Pass-Through Certificates, Series 2000-KS1


                                [OBJECT OMITTED]

                [$ TBD] Group I Fixed Collateral Certificates [$ 650,000,000] Class A-II Certificates - 1 Mo LIBOR

THIS REPORT HAS BEEN PREPARED FROM SOURCES BELIEVED TO BE RELIABLE, BUT ITS ACCURACY CANNOT BE GUARANTEED. INFORMATION IS UNAUDITED.

THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY RESIDENTIAL FUNDING SECURITIES CORPORATION ("RFSC"). NEITHER THE ISSUER OF THE CERTIFICATES OR ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THIS INFORMATION WHICH SUPERCEDES ALL INFORMATION PREVIOUSLY PROVIDED BY RFSC CONTAINED IN ANY COLLATERAL TERM SHEETS AND / OR ANY COMPUTATIONAL MATERIALS RELATING TO THE MORTGAGE POOL. THIS INFORMATION IS PRELIMINARY AND WILL BE SUPERCEDED BY THE DESCRIPTIONS IN THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Title of Securities:              Mortgage Asset-Backed Pass-Through
                                  Certificates, Series 2000-KS1 Group II:
                                  Class A-II

Company:                          Residential Asset Securities Corporation
Master Servicer:                  Residential Funding Corporation
Servicing Fee:                    50 bps Primary Servicing per annum + 8 bps
                                  Master Servicing per annum
Trustee:                          Bank One
Settlement Date:                  [February 28, 2000]

Surety Provider:                  [Ambac]
Group II Overcollateralization:   [0% initially, building to 4%]


WAC:                              [10.3147%]        +/- 10%
WA FICO:                          [580]             +/- 10%
WA LTV:                           [80.8]            +/- 10%
WAM:                              [359]             +/- 10%
WA Gross Margin:                  [6.46]            +/- 10%
WA Roll Date:                     [3/1/2002]        +/- 10%
WA Gross Ceiling:                 [16.765]          +/- 10%
Avg Loan Size:                    [$94,452.73]      +/- 10%
WA Periodic Cap:                  [1.13%]           +/- 10%


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH DISCLAIMER, PLEASE CONTACT YOUR RESIDENTIAL FUNDING SECURITIES CORPORATION.

     THE STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                    RESIDENTIAL ASSET SECURITIES CORPORATION
          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                SERIES 2000-KS1


                                 $[650,000,000]

                         **FIXED-RATE COLLATERAL ONLY**

$[220,000,000] Class A-I-1 Fixed-Rate Certificates        -[TBD%]
$[100,000,000] Class A-I-2 Fixed-Rate Certificates        -[TBD%]
$[105,000,000] Class A-I-3 Fixed-Rate Certificates        -[TBD%]
$[ 55,000,000] Class A-I-4 Fixed-Rate Certificates        -[TBD%]
$[ 65,000,000] Class A-I-6 Fixed-Rate Certificates        -[TBD%]


The information herein has been provided solely by Prudential Securities Incorporated ("PSI") based on information with respect to the mortgage loans provided by Residential Funding Corporation and its affiliates ("RFC"). Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THE STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                    Residential Asset Securities Corporation
           Home Equity Mortgage Asset-Backed Pass-Through Certificates
                                 Series 2000-KS1



Lead Manager:      Prudential Securities Incorporated
Co-Managers:       Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc.

Class:                       A-I-1            A-I-2              A-I-3             A-I-4
Approximate Face Amount:   [220,000,000     100,000,000         105,000,000         105,000,000]

Coupon:                    [----------------------------------TBD-----------------------------------]

Price:                     [----------------------------------TBD-----------------------------------]

Yield:                     [----------------------------------TBD-----------------------------------]

Spread:                    [----------------------------------TBD-----------------------------------]

Exp Avg Life to Maturity:  [     0.921                2.092               3.172                5.184]

Exp Avg Life to 10% Call:  [     0.921                2.092               3.172                5.184]

Exp 1st Prin Pmt:          [03/25/2000           10/25/2001          09/25/2002           01/25/2004]

Exp Mat:                   [10/25/2001           09/25/2002          01/25/2004           07/25/2007]

Exp Mat to 10% Call:       [10/25/2001           09/25/2002          01/25/2004           07/25/2007]

Stated Mat:                [01/25/2015           06/25/2021          11/25/2025           11/25/2028]

Expected Rating
(S&P/Fitch):                   AAA/AAA              AAA/AAA             AAA/AAA          AAA/AAA

Pricing Speed:                 25% HEP              25% HEP             25% HEP          25% HEP

Pmt Delay:                     24 days              24 days             24 days          24 days

Cut-off Date:            [  02/01/2000           02/01/2000          02/01/2000       02/01/2000]

Int Pmt:                        30/360               30/360              30/360           30/360

Pmt Terms:                     Monthly              Monthly             Monthly          Monthly

Collateral Type:            Fixed-Rate           Fixed-Rate          Fixed-Rate       Fixed-Rate

SMMEA Eligibility:           non-SMMEA            non-SMMEA           non-SMMEA        non-SMMEA

-----------------------------------------------------------------------------------------------------


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                    Residential Asset Securities Corporation
           Home Equity Mortgage Asset-Backed Pass-Through Certificates
                                 Series 2000-KS1

Class:                               A-I-5*                A-I-6 (NAS)*

Approximate Face Amount:        [ 55,000,000                65,000,000]

Coupon:                         [----------------TBD------------------]

Price:                          [----------------TBD------------------]

Yield:                          [----------------TBD------------------]

Spread:                         [----------------TBD------------------]

Exp Avg Life to Maturity:       [     10.760                     6.421]

Exp Avg Life to 10% call:       [      7.973                     6.255]

Exp 1st Prin Pmt:               [ 07/25/2007                03/25/2003]

Exp Mat:                        [ 09/25/2016                01/25/2015]

Exp Mat to 10% call:            [ 02/25/2008                02/25/2008]

Stated Mat:                     [ 01/25/2031                01/25/2031]

Expected Rating
(S&P/Fitch):                       AAA/AAA                    AAA/AAA

Pricing Speed:                     25% HEP                    25% HEP

Pmt Delay:                         24 days                    24 days

Cut-off Date:                   [ 02/01/2000                02/01/2000]

Int Pmt:                              30/360                     30/360

Pmt Terms:                           Monthly                    Monthly

Collateral Type:                  Fixed-Rate                 Fixed-Rate

SMMEA Eligibility:                 non-SMMEA                  non-SMMEA

-------------------------------------------------------------------------------
* May be subject to Group I Net WAC Cap.


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                    Residential Asset Securities Corporation
           Home Equity Mortgage Asset-Backed Pass-Through Certificates
                                 Series 2000-KS1

                                SUMMARY OF TERMS
                           --------------------------

Title of Securities:     RASC Series 2000-KS1 Home Equity Mortgage Asset-Backed
                         Pass-Through Certificates, Series 2000-KS1

                         Group I: Classes A-I-1 through Class A-I-6 (the "Class A-I Certificates");

                         The Group I Certificates are being offered concurrently with [$750,000,000] of Adjustable-Rate Home Equity Mortgage Pass-Through Certificates (the "Group II Certificates"). The Group I Certificates are backed by the Fixed-Rate Loan Pool (the "Group I Loans") and the Group II Certificates are backed by the Adjustable-Rate Loan Pool (the "Group II Loans").

                         The Group I Certificates together with the Group II Certificates comprise "The Certificates".

Group I Loans:           Fixed-rate 1st lien and 2nd lien home equity loans,
                         referred to as the "Mortgage Loans". The aggregate principal balance of the fixed-rate Mortgage Loans will be approximately $[650,000,000] as of the closing date.

Company:                 Residential Asset Securities Corporation

Master Servicer:         Residential Funding Corporation

Servicing Fees:          Approx. [52.8] bps

Trustee:                 Bank One, National Association

Aggregate Group I
Certificate Balance:     $[650,000,000]

Securities Offered:      100% AMBAC-insured, pass-through certificates

Certificate Insurer:     AMBAC Assurance Corp. ("AMBAC"). AMBAC's claims-paying
                         ability is rated "AAA" by Standard & Poor's and "AAA" by Fitch IBCA.

Certificate Insurance
Policy: The Certificate Insurance Policy will provide 100% coverage of timely interest (net of certain shortfalls), principal portions of any allocated realized losses, and ultimate principal payments due on the Certificates.

Offering:                Public shelf offering -- a prospectus and prospectus
                         supplement will be distributed after pricing

Settlement Date:         On or about [02/28/00]

Form of Certificates:    Book-Entry form, same-day funds through DTC, Euroclear
                         and CEDEL

Pass-Through Rate:       Class A-I-1 Fixed-Rate Certificates           [TBD%]
                         Class A-I-2 Fixed-Rate Certificates           [TBD%]
                         Class A-I-3 Fixed-Rate Certificates           [TBD%]
                         Class A-I-4 Fixed-Rate Certificates           [TBD%]
                         Class A-I-5 Fixed-Rate Certificates           [TBD%]*
                         Class A-I-6 Fixed-Rate NAS Certificates       [TBD%]*

                         *  May be subject to Group I Net WAC Cap
Prepayment
Assumption:              25% HEP (2.5% CPR in month 1 with monthly incremental
                         increases of 2.5% CPR until the speed reaches 25% CPR in month 10 and 25% CPR thereafter).

Distribution Date:       The 25th day of each month (or, if any such date is not
                         a business day, the first business day thereafter) commencing in March 2000. The payment delay will be 24 days for the Class A-I Certificates.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                    Residential Asset Securities Corporation
           Home Equity Mortgage Asset-Backed Pass-Through Certificates
                                 Series 2000-KS1


Principal Paydown:       Amounts available for distribution as principal will be
                         allocated in the following priority:
                             1)  Pay the Class A-I-6 the Class A-I-6
                                 Lockout Distribution Amount
                             2)  Pay to the Class A-I-1 through A-I-6,
                                 sequentially, until each is reduced to zero


Class A-I-6 Lockout
Disbribution Amount:     For any Distribution Date will be the product of (i)
                         the Class A-I-6 Lockout Percentage for such Distibution
                         Date and (ii) the Class A-I-6 Pro-Rata Distribution
                         Amount for such Distribution Date.


The Class A-I-6
Lockout Percentage:      For each Distribution Date shall be as follows:
                         -----------------------------------------------
                         March 2000 to February 2003  ==>   0%
                         March 2003 to February 2005  ==>  45%
                         March 2005 to February 2006  ==>  80%
                         March 2006 to February 2007  ==> 100%
                         March 2007 and after         ==> 300%

Class A-I-6 Pro-Rata
Distribution Amount:     For any Distribution Date will be an amount equal to
                         the product of (x) the ratio of (i) the Class A-I-6
                         Certificate Principal Balance (on the prior
                         Distribution Date) and (ii) the aggregate principal balance of the Class A-I Certificates (on the prior
                         Distribution Date), and (y) the amount of principal available for distribution on the related Distribution
                         Date.

Group I Optional
Termination:             At its option, on any date when the aggregate principal
                         balance of the Group I Loans is equal to or less than 10% of the original principal balance of the Group I
                         Loans (the first such date, the "Group I Optional
                         Termination Date"), the Master Servicer or the Company will have the right to purchase all the remaining Group
                         I Loans and thereby effect early retirement of the Group I Certificates.

Coupon Step-up:          The coupon on the Class A-I-5 Certificates will
                         increase by [50] basis points after the Group I
                         Optional Termination Date.

Group I
Net WAC Cap:             A rate equal to the weighed average net mortgage rate
                         on the Group I Loans less the surety premium.

Interest Accrual
Period: Interest on the Class A-I Certificates will accrue during the calendar month preceding the related Distribution Date assuming a year consisting of twelve 30-day months.


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                    Residential Asset Securities Corporation
           Home Equity Mortgage Asset-Backed Pass-Through Certificates
                                 Series 2000-KS1


Credit Enhancement:      A combination of:

                         (i)   the use of excess cashflow to create
                               overcollateralization;
                         (ii)  limited cross-collateralization; and

                         (iii) the Certificate Insurance Policy from AMBAC.

                         Note: The required maintenance levels of overcollateralization will be sized by the Certificate Insurer.

ERISA Considerations:    Subject to the considerations and conditions described
                         in the Prospectus Supplement, it is expected that the Class A-I Certificates may be purchased by employee benefit plans that are subject to ERISA.

Taxation:                REMIC election.

Legal Investment:        None of the Class A-I Certificates will be
                         SMMEA-eligible.

Certificates Ratings:    The Class A-I Certificates will be rated "AAA" by S&P
                         and Fitch.

Further Information:     Call the desk at (212)778-2741, Howard Blecher at
                         (212)778-4429, Brendan Keane at (212)778-4231, Mike
                         Mattera at (212)778-4459 or Kenny Rosenberg at
                         (212)778-2440 with questions.


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                 ****** PRELIMINARY MARKETING INFORMATION ******

ORIGINAL BALANCE: $220,000,000.00             BOND A-I-1 BE-YIELD TABLE           YIELD TABLE DATE: 02/28/00
                                                      PREPAYMENT SPEED
           PRICING SPEED
                   25.0%      20.00%      22.00%      28.00%      32.00%   34.00%
     PRICE           HEP         HEP         HEP         HEP         HEP    HEP

     99-24          7.44        7.49        7.47        7.42        7.39    7.37
     99-24+         7.43        7.47        7.45        7.40        7.37    7.35
     99-25          7.41        7.46        7.44        7.38        7.35    7.33
     99-25+         7.39        7.44        7.42        7.36        7.32    7.31
     99-26          7.37        7.43        7.40        7.34        7.30    7.28
     99-26+         7.35        7.41        7.39        7.32        7.28    7.26
     99-27          7.34        7.40        7.37        7.30        7.26    7.24
     99-27+         7.32        7.38        7.35        7.28        7.24    7.22

     99-28          7.30        7.36        7.34        7.26        7.22    7.20
     99-28+         7.28        7.35        7.32        7.24        7.20    7.17
     99-29          7.26        7.33        7.30        7.22        7.17    7.15
     99-29+         7.24        7.32        7.29        7.20        7.15    7.13
     99-30          7.23        7.30        7.27        7.18        7.13    7.11
     99-30+         7.21        7.29        7.25        7.16        7.11    7.08
     99-31          7.19        7.27        7.24        7.14        7.09    7.06
     99-31+         7.17        7.26        7.22        7.13        7.07    7.04

    100-00          7.15        7.24        7.20        7.11        7.05    7.02
    100-00+         7.14        7.22        7.19        7.09        7.02    6.99
    100-01          7.12        7.21        7.17        7.07        7.00    6.97
    100-01+         7.10        7.19        7.15        7.05        6.98    6.95
    100-02          7.08        7.18        7.14        7.03        6.96    6.93
    100-02+         7.06        7.16        7.12        7.01        6.94    6.90
    100-03          7.04        7.15        7.10        6.99        6.92    6.88
    100-03+         7.03        7.13        7.09        6.97        6.90    6.86

    100-04          7.01        7.12        7.07        6.95        6.87    6.84
    100-04+         6.99        7.10        7.05        6.93        6.85    6.82
    100-05          6.97        7.08        7.04        6.91        6.83    6.79
    100-05+         6.95        7.07        7.02        6.89        6.81    6.77
    100-06          6.94        7.05        7.01        6.87        6.79    6.75
    100-06+         6.92        7.04        6.99        6.85        6.77    6.73
    100-07          6.90        7.02        6.97        6.83        6.75    6.70
    100-07+         6.88        7.01        6.96        6.81        6.72    6.68

First Payment      0.075       0.075       0.075       0.075       0.075   0.075
Average Life       0.921       1.086       1.011       0.849       0.773   0.741
Last Payment       1.658       2.075       1.908       1.492       1.325   1.325
Mod.Dur. @ 100-00  0.856       1.000       0.935       0.792       0.724   0.695
Accrued Interest   0.572       0.572       0.572       0.572       0.572   0.572


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                 ****** PRELIMINARY MARKETING INFORMATION ******

ORIGINAL BALANCE: $100,000,000.00         BOND A-I-2 BE-YIELD TABLE                YIELD TABLE DATE: 02/28/00
                                                  PREPAYMENT SPEED
           PRICING SPEED
                   25.0%      20.00%      22.00%      28.00%      32.00%    34.00%
     PRICE           HEP         HEP         HEP         HEP         HEP       HEP

     99-24          7.61        7.64        7.63        7.60        7.58    7.57
     99-24+         7.61        7.63        7.62        7.59        7.57    7.56
     99-25          7.60        7.62        7.61        7.58        7.56    7.55
     99-25+         7.59        7.62        7.61        7.57        7.55    7.54
     99-26          7.58        7.61        7.60        7.56        7.54    7.53
     99-26+         7.57        7.60        7.59        7.55        7.53    7.52
     99-27          7.56        7.60        7.58        7.54        7.52    7.51
     99-27+         7.56        7.59        7.58        7.54        7.51    7.50

     99-28          7.55        7.58        7.57        7.53        7.50    7.49
     99-28+         7.54        7.58        7.56        7.52        7.49    7.47
     99-29          7.53        7.57        7.55        7.51        7.48    7.46
     99-29+         7.52        7.56        7.55        7.50        7.47    7.45
     99-30          7.51        7.55        7.54        7.49        7.46    7.44
     99-30+         7.51        7.55        7.53        7.48        7.45    7.43
     99-31          7.50        7.54        7.52        7.47        7.44    7.42
     99-31+         7.49        7.53        7.52        7.46        7.43    7.41

    100-00          7.48        7.53        7.51        7.45        7.42    7.40
    100-00+         7.47        7.52        7.50        7.44        7.41    7.39
    100-01          7.46        7.51        7.49        7.43        7.40    7.38
    100-01+         7.46        7.51        7.49        7.43        7.39    7.37
    100-02          7.45        7.50        7.48        7.42        7.38    7.36
    100-02+         7.44        7.49        7.47        7.41        7.37    7.34
    100-03          7.43        7.49        7.46        7.40        7.36    7.33
    100-03+         7.42        7.48        7.46        7.39        7.34    7.32

    100-04          7.41        7.47        7.45        7.38        7.33    7.31
    100-04+         7.41        7.47        7.44        7.37        7.32    7.30
    100-05          7.40        7.46        7.43        7.36        7.31    7.29
    100-05+         7.39        7.45        7.43        7.35        7.30    7.28
    100-06          7.38        7.44        7.42        7.34        7.29    7.27
    100-06+         7.37        7.44        7.41        7.33        7.28    7.26
    100-07          7.36        7.43        7.40        7.32        7.27    7.25
    100-07+         7.36        7.42        7.40        7.32        7.26    7.24

First Payment      1.658       2.075       1.908       1.492       1.325   1.325
Average Life       2.092       2.571       2.354       1.884       1.667   1.578
Last Payment       2.575       3.158       2.908       2.325       1.992   1.908
Mod.Dur. @ 100-00  1.867       2.254       2.081       1.695       1.513   1.437
Accrued Interest   0.572       0.572       0.572       0.572       0.572   0.572


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                 ****** PRELIMINARY MARKETING INFORMATION ******


ORIGINAL BALANCE: $105,000,000.00             BOND A-I-3 BE-YIELD TABLE            YIELD TABLE DATE: 02/28/00
                                                      PREPAYMENT SPEED
           PRICING SPEED
                   25.0%      20.00%      22.00%      28.00%      32.00%    34.00%
     PRICE           HEP         HEP         HEP         HEP         HEP      HEP

     99-24          7.74        7.76        7.75        7.73        7.71    7.71
     99-24+         7.73        7.75        7.74        7.72        7.71    7.70
     99-25          7.73        7.75        7.74        7.71        7.70    7.69
     99-25+         7.72        7.74        7.73        7.71        7.69    7.68
     99-26          7.71        7.74        7.73        7.70        7.68    7.68
     99-26+         7.71        7.73        7.72        7.70        7.68    7.67
     99-27          7.70        7.73        7.72        7.69        7.67    7.66
     99-27+         7.70        7.72        7.71        7.68        7.66    7.65

     99-28          7.69        7.72        7.71        7.68        7.66    7.65
     99-28+         7.69        7.71        7.70        7.67        7.65    7.64
     99-29          7.68        7.71        7.70        7.66        7.64    7.63
     99-29+         7.67        7.70        7.69        7.66        7.63    7.62
     99-30          7.67        7.70        7.69        7.65        7.63    7.61
     99-30+         7.66        7.69        7.68        7.64        7.62    7.61
     99-31          7.66        7.69        7.68        7.64        7.61    7.60
     99-31+         7.65        7.69        7.67        7.63        7.60    7.59

    100-00          7.65        7.68        7.67        7.63        7.60    7.58
    100-00+         7.64        7.68        7.66        7.62        7.59    7.58
    100-01          7.63        7.67        7.66        7.61        7.58    7.57
    100-01+         7.63        7.67        7.65        7.61        7.58    7.56
    100-02          7.62        7.66        7.65        7.60        7.57    7.55
    100-02+         7.62        7.66        7.64        7.59        7.56    7.55
    100-03          7.61        7.65        7.64        7.59        7.55    7.54
    100-03+         7.61        7.65        7.63        7.58        7.55    7.53

    100-04          7.60        7.64        7.63        7.57        7.54    7.52
    100-04+         7.59        7.64        7.62        7.57        7.53    7.52
    100-05          7.59        7.63        7.62        7.56        7.53    7.51
    100-05+         7.58        7.63        7.61        7.56        7.52    7.50
    100-06          7.58        7.62        7.61        7.55        7.51    7.49
    100-06+         7.57        7.62        7.60        7.54        7.50    7.49
    100-07          7.57        7.62        7.60        7.54        7.50    7.48
    100-07+         7.56        7.61        7.59        7.53        7.49    7.47

First Payment      2.575       3.158       2.908       2.325       1.992   1.908
Average Life       3.172       4.012       3.630       2.819       2.460   2.314
Last Payment       3.908       4.992       4.492       3.492       2.992   2.825
Mod.Dur. @ 100-00  2.715       3.328       3.054       2.445       2.163   2.046
Accrued Interest   0.578       0.578       0.578       0.578       0.578   0.578


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                 ****** PRELIMINARY MARKETING INFORMATION ******

ORIGINAL BALANCE: $105,000,000.00             BOND A-I-4 BE-YIELD TABLE             YIELD TABLE DATE: 02/28/00
                                                      PREPAYMENT SPEED
           PRICING SPEED
                   25.0%      20.00%      22.00%      28.00%      32.00%    34.00%
     PRICE           HEP         HEP         HEP         HEP         HEP      HEP

     99-24          8.02        8.03        8.03        8.01        8.00   7.99
     99-24+         8.02        8.03        8.02        8.01        7.99   7.99
     99-25          8.01        8.03        8.02        8.00        7.99   7.98
     99-25+         8.01        8.02        8.02        8.00        7.99   7.98
     99-26          8.00        8.02        8.01        7.99        7.98   7.97
     99-26+         8.00        8.02        8.01        7.99        7.98   7.97
     99-27          8.00        8.02        8.01        7.99        7.97   7.96
     99-27+         7.99        8.01        8.00        7.98        7.97   7.96

     99-28          7.99        8.01        8.00        7.98        7.96   7.95
     99-28+         7.99        8.01        8.00        7.97        7.96   7.95
     99-29          7.98        8.00        7.99        7.97        7.95   7.94
     99-29+         7.98        8.00        7.99        7.96        7.95   7.94
     99-30          7.97        8.00        7.99        7.96        7.94   7.93
     99-30+         7.97        7.99        7.99        7.96        7.94   7.93
     99-31          7.97        7.99        7.98        7.95        7.93   7.92
     99-31+         7.96        7.99        7.98        7.95        7.93   7.92

    100-00          7.96        7.99        7.98        7.94        7.92   7.91
    100-00+         7.95        7.98        7.97        7.94        7.92   7.91
    100-01          7.95        7.98        7.97        7.93        7.91   7.90
    100-01+         7.95        7.98        7.97        7.93        7.91   7.90
    100-02          7.94        7.97        7.96        7.93        7.90   7.89
    100-02+         7.94        7.97        7.96        7.92        7.90   7.88
    100-03          7.94        7.97        7.96        7.92        7.89   7.88
    100-03+         7.93        7.96        7.95        7.91        7.89   7.87

    100-04          7.93        7.96        7.95        7.91        7.88   7.87
    100-04+         7.92        7.96        7.95        7.90        7.88   7.86
    100-05          7.92        7.96        7.94        7.90        7.87   7.86
    100-05+         7.92        7.95        7.94        7.90        7.87   7.85
    100-06          7.91        7.95        7.94        7.89        7.86   7.85
    100-06+         7.91        7.95        7.93        7.89        7.86   7.84
    100-07          7.91        7.94        7.93        7.88        7.85   7.84
    100-07+         7.90        7.94        7.93        7.88        7.85   7.83

First Payment      3.908       4.992       4.492       3.492       2.992   2.825
Average Life       5.184       7.048       6.196       4.508       3.829   3.557
Last Payment       7.408       9.992       9.158       5.992       4.992   4.575
Mod.Dur. @ 100-00  4.083       5.161       4.686       3.644       3.178   2.983
Accrued Interest   0.597       0.597       0.597       0.597       0.597   0.597


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                 ****** PRELIMINARY MARKETING INFORMATION ******

ORIGINAL BALANCE: $55,000,000.00              BOND A-I-5 BE-YIELD TABLE             YIELD TABLE DATE: 02/28/00
                                                      PREPAYMENT SPEED
           PRICING SPEED
                   25.0%      20.00%      22.00%      28.00%      32.00%    34.00%
     PRICE           HEP         HEP         HEP         HEP         HEP      HEP

     99-24          8.20        8.20        8.20        8.19        8.18    8.18
     99-24+         8.19        8.20        8.20        8.19        8.18    8.18
     99-25          8.19        8.20        8.20        8.19        8.18    8.17
     99-25+         8.19        8.20        8.19        8.18        8.17    8.17
     99-26          8.19        8.19        8.19        8.18        8.17    8.16
     99-26+         8.18        8.19        8.19        8.18        8.17    8.16
     99-27          8.18        8.19        8.19        8.17        8.16    8.16
     99-27+         8.18        8.19        8.18        8.17        8.16    8.15

     99-28          8.18        8.19        8.18        8.17        8.16    8.15
     99-28+         8.17        8.18        8.18        8.16        8.15    8.15
     99-29          8.17        8.18        8.18        8.16        8.15    8.14
     99-29+         8.17        8.18        8.17        8.16        8.15    8.14
     99-30          8.16        8.18        8.17        8.15        8.14    8.14
     99-30+         8.16        8.17        8.17        8.15        8.14    8.13
     99-31          8.16        8.17        8.17        8.15        8.14    8.13
     99-31+         8.16        8.17        8.16        8.15        8.13    8.12

    100-00          8.15        8.17        8.16        8.14        8.13    8.12
    100-00+         8.15        8.16        8.16        8.14        8.12    8.12
    100-01          8.15        8.16        8.16        8.14        8.12    8.11
    100-01+         8.14        8.16        8.15        8.13        8.12    8.11
    100-02          8.14        8.16        8.15        8.13        8.11    8.11
    100-02+         8.14        8.15        8.15        8.13        8.11    8.10
    100-03          8.14        8.15        8.15        8.12        8.11    8.10
    100-03+         8.13        8.15        8.14        8.12        8.10    8.09

    100-04          8.13        8.15        8.14        8.12        8.10    8.09
    100-04+         8.13        8.15        8.14        8.12        8.10    8.09
    100-05          8.13        8.14        8.14        8.11        8.09    8.08
    100-05+         8.12        8.14        8.13        8.11        8.09    8.08
    100-06          8.12        8.14        8.13        8.11        8.09    8.08
    100-06+         8.12        8.14        8.13        8.10        8.08    8.07
    100-07          8.11        8.13        8.13        8.10        8.08    8.07
    100-07+         8.11        8.13        8.12        8.10        8.08    8.07

First Payment      7.408       9.992       9.158       5.992       4.992   4.575
Average Life       7.973       9.992       9.158       6.899       5.866   5.417
Last Payment       7.992       9.992       9.158       7.075       6.158   5.742
Mod.Dur. @ 100-00  5.669       6.613       6.242       5.098       4.501   4.226
Accrued Interest   0.608       0.608       0.608       0.608       0.608   0.608



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                 ****** PRELIMINARY MARKETING INFORMATION ******

ORIGINAL BALANCE: $65,000,000.00              BOND A-I-6 BE-YIELD TABLE            YIELD TABLE DATE: 02/28/00
                                                      PREPAYMENT SPEED
           PRICING SPEED
                   25.0%      20.00%      22.00%      28.00%      32.00%   34.00%
     PRICE           HEP         HEP         HEP         HEP         HEP     HEP

     99-24          7.88        7.88        7.88        7.87        7.87    7.87
     99-24+         7.87        7.88        7.87        7.87        7.87    7.86
     99-25          7.87        7.87        7.87        7.87        7.86    7.86
     99-25+         7.87        7.87        7.87        7.86        7.86    7.85
     99-26          7.86        7.87        7.87        7.86        7.85    7.85
     99-26+         7.86        7.86        7.86        7.86        7.85    7.85
     99-27          7.86        7.86        7.86        7.85        7.85    7.84
     99-27+         7.85        7.86        7.86        7.85        7.84    7.84

     99-28          7.85        7.85        7.85        7.85        7.84    7.84
     99-28+         7.85        7.85        7.85        7.84        7.84    7.83
     99-29          7.84        7.85        7.85        7.84        7.83    7.83
     99-29+         7.84        7.85        7.84        7.84        7.83    7.82
     99-30          7.84        7.84        7.84        7.83        7.82    7.82
     99-30+         7.83        7.84        7.84        7.83        7.82    7.82
     99-31          7.83        7.84        7.83        7.83        7.82    7.81
     99-31+         7.83        7.83        7.83        7.82        7.81    7.81

    100-00          7.82        7.83        7.83        7.82        7.81    7.81
    100-00+         7.82        7.83        7.82        7.81        7.81    7.80
    100-01          7.82        7.82        7.82        7.81        7.80    7.80
    100-01+         7.81        7.82        7.82        7.81        7.80    7.79
    100-02          7.81        7.82        7.81        7.80        7.80    7.79
    100-02+         7.81        7.81        7.81        7.80        7.79    7.79
    100-03          7.80        7.81        7.81        7.80        7.79    7.78
    100-03+         7.80        7.81        7.81        7.79        7.78    7.78

    100-04          7.80        7.80        7.80        7.79        7.78    7.77
    100-04+         7.79        7.80        7.80        7.79        7.78    7.77
    100-05          7.79        7.80        7.80        7.78        7.77    7.77
    100-05+         7.79        7.80        7.79        7.78        7.77    7.76
    100-06          7.78        7.79        7.79        7.78        7.77    7.76
    100-06+         7.78        7.79        7.79        7.77        7.76    7.76
    100-07          7.78        7.79        7.78        7.77        7.76    7.75
    100-07+         7.77        7.78        7.78        7.77        7.75    7.75

First Payment      3.075       3.075       3.075       3.075       3.075   3.075
Average Life       6.255       6.788       6.579       5.886       5.373   5.121
Last Payment       7.992       9.992       9.158       7.075       6.158   5.742
Mod.Dur. @ 100-00  4.729       5.020       4.907       4.520       4.216   4.060
Accrued Interest   0.585       0.585       0.585       0.585       0.585   0.585




     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------

     -  RASC 2000KS-1
     -  Cut Off Date of Tape is  1/1/00
     -  FIXED MORTGAGES
     -  $702,402,190.31
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   8,887

Aggregate Unpaid Principal Balance:               $702,402,190.31
Aggregate Original Principal Balance:             $703,380,345.95
--------------------------------------------------------------------------------

Weighted Average Coupon (Net):                             9.913%
Net Coupon Range:                               6.420% -  17.410%

Weighted Average Coupon (Gross):                          10.441%
Gross Coupon Range:                             6.750% -  17.990%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $79,037.04
Average Original Principal Balance:                    $79,147.11

Maximum Unpaid Principal Balance:                     $650,000.00
Minimum Unpaid Principal Balance:                       $2,796.00

Maximum Original Principal Balance:                   $650,000.00
Minimum Original Principal Balance:                     $3,250.00

Weighted Avg. Rem. Term (PTD to Mat Date):                301.223
Stated Rem Term Range:                          57.000 -  360.000

Weighted Average Age (Original Term - Rem Term):            1.029
Age Range:                                       0.000 -   27.000

Weighted Average Original Term:                           302.252
Original Term Range:                            60.000 -  360.000

Weighted Average Original LTV:                             77.022
Original LTV Range:                             4.000% -  95.000%
--------------------------------------------------------------------------------



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                       GROSS MORTGAGE INTEREST RATE RANGE


                                                                   Percentage of
                                                  Aggregate         Cut-Off Date
         Gross Mortgage            Number of      Unpaid             Aggregate
         Interest Rate             Mortgage      Principal           Principal
             Range                   Loans        Balance             Balance

 6.50% < Gross Coupon <=  7.00%          1          336,031.83          0.05
 7.00% < Gross Coupon <=  7.50%          2          518,025.75          0.07
 7.50% < Gross Coupon <=  7.75%          4          547,513.04          0.08
 7.75% < Gross Coupon <=  8.00%         23        2,532,457.18          0.36
 8.00% < Gross Coupon <=  8.25%         80        9,002,606.89          1.28
 8.25% < Gross Coupon <=  8.50%        159       18,306,277.60          2.61
 8.50% < Gross Coupon <=  8.75%        197       20,598,691.80          2.93
 8.75% < Gross Coupon <=  9.00%        339       37,961,103.31          5.40
 9.00% < Gross Coupon <=  9.25%        293       33,204,157.75          4.73
 9.25% < Gross Coupon <=  9.50%        476       53,095,556.77          7.56
 9.50% < Gross Coupon <=  9.75%        544       52,430,967.58          7.46
 9.75% < Gross Coupon <= 10.00%        791       75,660,218.25         10.77
10.00% < Gross Coupon <= 10.25%        542       47,141,339.21          6.71
10.25% < Gross Coupon <= 10.50%        597       48,767,476.87          6.94
10.50% < Gross Coupon <= 10.75%        683       52,586,721.54          7.49
10.75% < Gross Coupon <= 11.00%        722       54,042,811.15          7.69
11.00% < Gross Coupon <= 11.25%        481       33,281,466.66          4.74
11.25% < Gross Coupon <= 11.50%        533       37,764,442.94          5.38
11.50% < Gross Coupon <= 11.75%        466       30,946,622.55          4.41
11.75% < Gross Coupon <= 12.00%        464       29,371,143.57          4.18
12.00% < Gross Coupon <= 12.25%        264       15,604,240.42          2.22
12.25% < Gross Coupon <= 12.50%        221       12,711,505.71          1.81
12.50% < Gross Coupon <= 12.75%        161        8,511,566.59          1.21
12.75% < Gross Coupon <= 13.00%        215        9,375,151.12          1.33
13.00% < Gross Coupon <= 13.25%         79        3,683,878.05          0.52
13.25% < Gross Coupon <= 13.50%         73        3,400,173.73          0.48
13.50% < Gross Coupon <= 13.75%         32        1,421,796.03          0.20
13.75% < Gross Coupon <= 14.00%        127        3,335,505.48          0.47
14.00% < Gross Coupon <= 14.25%         19          686,127.51          0.10
14.25% < Gross Coupon <= 14.50%         19          855,124.66          0.12
14.50% < Gross Coupon <= 14.75%         10          396,111.01          0.06
14.75% < Gross Coupon <= 15.00%        245        3,588,102.43          0.51
15.00% < Gross Coupon <= 15.25%          3          115,384.67          0.02
15.25% < Gross Coupon <= 15.50%          1           17,995.17          0.00
15.50% < Gross Coupon <= 15.75%          4          165,421.11          0.02
15.75% < Gross Coupon <= 16.00%          9          232,226.18          0.03
16.25% < Gross Coupon <= 16.50%          4          126,504.66          0.02
16.75% < Gross Coupon <= 17.00%          2           45,444.05          0.01
17.25% < Gross Coupon <= 17.50%          1           18,135.58          0.00
17.50% < Gross Coupon <= 18.00%          1           16,163.91          0.00
--------------------------------------------------------------------------------
Total..........                      8,887  $    702,402,190.31       100.00%
================================================================================



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                        NET MORTGAGE INTEREST RATE RANGE


                                                                   Percentage of
                                                  Aggregate         Cut-Off Date
          Net Mortgage             Number of      Unpaid             Aggregate
          Interest Rate            Mortgage      Principal           Principal
              Range                  Loans        Balance             Balance

 6.00% < Net Coupon <=  6.50%            1          336,031.83          0.05
 6.50% < Net Coupon <=  7.00%            1          157,165.33          0.02
 7.00% < Net Coupon <=  7.50%           27        3,565,250.77          0.51
 7.50% < Net Coupon <=  7.75%           68        7,435,647.64          1.06
 7.75% < Net Coupon <=  8.00%          135       14,406,474.08          2.05
 8.00% < Net Coupon <=  8.25%          177       19,272,741.51          2.74
 8.25% < Net Coupon <=  8.50%          285       29,847,519.07          4.25
 8.50% < Net Coupon <=  8.75%          307       32,145,227.88          4.58
 8.75% < Net Coupon <=  9.00%          378       41,616,381.97          5.92
 9.00% < Net Coupon <=  9.25%          601       59,315,838.58          8.44
 9.25% < Net Coupon <=  9.50%          758       73,649,341.13         10.49
 9.50% < Net Coupon <=  9.75%          604       56,997,589.94          8.11
 9.75% < Net Coupon <= 10.00%          710       60,639,199.65          8.63
10.00% < Net Coupon <= 10.25%          712       55,980,990.47          7.97
10.25% < Net Coupon <= 10.50%          724       54,099,269.17          7.70
10.50% < Net Coupon <= 10.75%          494       33,382,878.49          4.75
10.75% < Net Coupon <= 11.00%          517       36,819,321.55          5.24
11.00% < Net Coupon <= 11.25%          470       31,417,515.00          4.47
11.25% < Net Coupon <= 11.50%          452       28,401,531.90          4.04
11.50% < Net Coupon <= 11.75%          262       15,682,573.44          2.23
11.75% < Net Coupon <= 12.00%          217       12,179,596.71          1.73
12.00% < Net Coupon <= 12.25%          159        8,653,751.38          1.23
12.25% < Net Coupon <= 12.50%          205        8,768,486.69          1.25
12.50% < Net Coupon <= 12.75%           80        3,509,541.93          0.50
12.75% < Net Coupon <= 13.00%           69        3,244,842.62          0.46
13.00% < Net Coupon <= 13.25%           32        1,429,349.47          0.20
13.25% < Net Coupon <= 13.50%          126        3,241,144.30          0.46
13.50% < Net Coupon <= 13.75%           22          892,713.47          0.13
13.75% < Net Coupon <= 14.00%           17          674,411.52          0.10
14.00% < Net Coupon <= 14.25%           10          421,773.58          0.06
14.25% < Net Coupon <= 14.50%          243        3,520,813.91          0.50
14.50% < Net Coupon <= 14.75%            2           75,384.67          0.01
14.75% < Net Coupon <= 15.00%            2           91,485.83          0.01
15.00% < Net Coupon <= 15.25%            3           91,930.45          0.01
15.25% < Net Coupon <= 15.50%            9          232,226.18          0.03
15.50% < Net Coupon <= 15.75%            1           27,294.14          0.00
15.75% < Net Coupon <= 16.00%            3           99,210.52          0.01
16.25% < Net Coupon <= 16.50%            2           45,444.05          0.01
16.75% < Net Coupon <= 17.00%            1           18,135.58          0.00
17.25% < Net Coupon <= 17.50%            1           16,163.91          0.00
-------------------------------------------------------------------------------
Total..........                      8,887  $    702,402,190.31       100.00%
===============================================================================



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

             Original Loan to Value Ratios for the Mortgage Loans


                                                           Percentage of
                                            Aggregate      Cut-Off Date
        Original             Number of       Unpaid          Aggregate
      Loan-To-Value          Mortgage       Principal        Principal
          Ratio                Loans         Balance          Balance

  0.00 < LTV <=  5.00             11           133,260.04       0.02
  5.00 < LTV <= 10.00            124         1,874,828.10       0.27
 10.00 < LTV <= 15.00            205         3,664,105.46       0.52
 15.00 < LTV <= 20.00            161         3,703,689.99       0.53
 20.00 < LTV <= 25.00             89         2,757,033.96       0.39
 25.00 < LTV <= 30.00             73         2,901,335.07       0.41
 30.00 < LTV <= 35.00             73         3,663,818.24       0.52
 35.00 < LTV <= 40.00             86         3,657,129.58       0.52
 40.00 < LTV <= 45.00            111         5,017,808.68       0.71
 45.00 < LTV <= 50.00            192         8,707,695.47       1.24
 50.00 < LTV <= 55.00            191        11,611,448.00       1.65
 55.00 < LTV <= 60.00            354        20,219,519.20       2.88
 60.00 < LTV <= 65.00            425        26,963,693.05       3.84
 65.00 < LTV <= 70.00            749        54,427,285.55       7.75
 70.00 < LTV <= 75.00           1150        93,000,962.55      13.24
 75.00 < LTV <= 80.00           2245       208,909,322.03      29.74
 80.00 < LTV <= 85.00           1243       108,350,578.35      15.43
 85.00 < LTV <= 90.00           1264       126,665,400.86      18.03
 90.00 < LTV <= 95.00            141        16,173,276.13       2.30
--------------------------------------------------------------------------
Total....................       8887      $    702,402,190.31 100.00%
==========================================================================


                                                  INSURANCE COMPANY


                                                                   Percentage of
                                                   Aggregate        Cut-Off Date
                              Number of             Unpaid           Aggregate
                               Mortgage             Principal        Principal
                                 Loans               Balance          Balance

Amerin Guaranty - Borrower Paid         1            144,953.14         0.02
COMMONWEALTH                           73          8,260,793.85         1.18
GEMICO                                 98         10,630,029.66         1.51
MGIC                                  112         14,166,871.78         2.02
MGIC - Lender Paid                      1            345,926.72         0.05
NOT REQUIRED                         6235        450,716,668.51        64.17
PMI MORT. INS. CO.                     45          4,932,748.41         0.70
REPUBLIC MORT. INS.                    35          4,259,198.86         0.61
RFC - Lender Paid                      20          2,100,505.64         0.30
Self Insured                         2242        203,908,655.35        29.03
Triad Guaranty                          5            397,041.14         0.06
UNITED GRTY. RESID. INS.               20          2,538,797.25         0.36
-------------------------------------------------------------------------------
Total...............                 8887       $702,402,190.31       100.00%
===============================================================================



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                         ORIGINAL MORTGAGE LOAN AMOUNTS


                                                                Percentage of
                                               Aggregate        Cut-Off Date
            Original             Number of     Unpaid            Aggregate
          Mortgage Loan          Mortgage     Principal          Principal
        Principal Balance          Loans       Balance            Balance

             Balance <=    25,000    781    13,429,689.42           1.91
    25,000 < Balance <=    50,000  2,435    93,000,271.35          13.24
    50,000 < Balance <=    75,000  2,321   142,579,506.20          20.30
    75,000 < Balance <=   100,000  1,291   111,709,394.47          15.90
   100,000 < Balance <=   150,000  1,151   140,070,905.70          19.94
   150,000 < Balance <=   175,000    283    45,713,104.80           6.51
   175,000 < Balance <=   200,000    182    33,913,593.61           4.83
   200,000 < Balance <=   250,000    212    47,402,170.29           6.75
   250,000 < Balance <=   300,000    109    29,896,799.64           4.26
   300,000 < Balance <=   350,000     61    19,862,696.54           2.83
   350,000 < Balance <=   400,000     40    15,093,608.44           2.15
   400,000 < Balance <=   450,000     11     4,716,569.03           0.67
   450,000 < Balance <=   500,000      7     3,295,380.82           0.47
   500,000 < Balance <=   600,000      2     1,068,500.00           0.15
   600,000 < Balance <=   750,000      1       650,000.00           0.09
--------------------------------------------------------------------------
Total....................           8887      $702,402,190.31     100.00%
==========================================================================



                          CURRENT MORTGAGE LOAN AMOUNTS


                                                               Percentage of
                                               Aggregate       Cut-Off Date
             Current             Number of      Unpaid           Aggregate
          Mortgage Loan          Mortgage      Principal         Principal
        Principal Balance          Loans        Balance           Balance

             Balance <=    25,000    788        13,592,343.71       1.94
    25,000 < Balance <=    50,000  2,432        93,037,298.79      13.25
    50,000 < Balance <=    75,000  2,319       142,517,763.34      20.29
    75,000 < Balance <=   100,000  1,291       111,769,707.93      15.91
   100,000 < Balance <=   150,000  1,149       139,872,653.37      19.91
   150,000 < Balance <=   175,000    283        45,713,104.80       6.51
   175,000 < Balance <=   200,000    182        33,913,593.61       4.83
   200,000 < Balance <=   250,000    213        47,651,978.13       6.78
   250,000 < Balance <=   300,000    108        29,646,991.80       4.22
   300,000 < Balance <=   350,000     61        19,862,696.54       2.83
   350,000 < Balance <=   400,000     40        15,093,608.44       2.15
   400,000 < Balance <=   450,000     11         4,716,569.03       0.67
   450,000 < Balance <=   500,000      7         3,295,380.82       0.47
   500,000 < Balance <=   600,000      2         1,068,500.00       0.15
   600,000 < Balance <=   750,000      1           650,000.00       0.09
--------------------------------------------------------------------------
Total....................           8887    $  702,402,190.31     100.00%
==========================================================================



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                             Percentage of
                                           Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                Loans               Balance            Balance

Alabama                  340              21,239,037.64         3.02
Alaska                     4                 445,180.89         0.06
Arizona                  133              10,942,402.03         1.56
Arkansas                  95               4,795,878.66         0.68
California               427              59,561,854.97         8.48
Colorado                 121              13,897,358.14         1.98
Connecticut               86               8,877,342.80         1.26
Delaware                  16               1,282,480.53         0.18
Dist of Col               24               2,433,149.84         0.35
Florida                  661              50,713,424.76         7.22
Georgia                  587              52,064,541.93         7.41
Hawaii                    30               5,533,779.54         0.79
Idaho                     29               1,951,520.81         0.28
Illinois                 319              25,345,792.68         3.61
Indiana                  249              13,740,493.91         1.96
Iowa                      68               4,194,169.46         0.60
Kansas                    88               4,661,177.57         0.66
Kentucky                 130               7,924,684.03         1.13
Louisiana                250              15,792,611.45         2.25
Maine                     27               1,660,694.61         0.24
Maryland                  83               8,608,220.99         1.23
Massachusetts            111              11,980,583.42         1.71
Michigan                 796              54,257,895.50         7.72
Minnesota                 99               9,147,932.41         1.30
Mississippi              162               9,236,522.14         1.31
Missouri                 164               9,345,091.15         1.33
Montana                   14               1,654,177.05         0.24
Nebraska                  39               2,736,856.05         0.39
Nevada                    49               5,501,909.03         0.78
New Hampshire             46               4,046,399.94         0.58
New Jersey               143              17,572,722.96         2.50
New Mexico                56               4,542,288.91         0.65
New York                 427              45,778,435.14         6.52
North Carolina           388              27,712,147.74         3.95
North Dakota               7                 298,268.49         0.04
Ohio                     418              25,719,585.85         3.66
Oklahoma                 107               5,370,354.51         0.76
Oregon                    50               5,153,061.37         0.73
Pennsylvania             247              16,698,604.28         2.38
Rhode Island              27               2,373,434.73         0.34
South Carolina           272              20,022,739.87         2.85
South Dakota               4                 214,583.19         0.03
Tennessee                372              23,961,312.58         3.41
Texas                    685              45,045,919.58         6.41
Utah                      61               6,998,258.11         1.00
Vermont                   11                 935,720.63         0.13
Virginia                  89               7,609,790.05         1.08
Washington                92              10,159,005.36         1.45
West Virginia             76               3,904,455.83         0.56
Wisconsin                 84               6,002,570.23         0.85
Wyoming                   17               1,335,610.30         0.19
MEXICO                     7               1,420,156.67         0.20
--------------------------------------------------------------------------
Total...............   8,887            $    702,402,190.31   100.00%
==========================================================================

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                              MORTGAGED PROPERTIES


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

SFD Site Condo                     2           493,085.49       0.07
Low-Rise Condo                   257        18,740,692.80       2.67
Modular Housing                    2           117,500.00       0.02
Manufactured Housing             259        14,548,469.74       2.07
Condo Leasehold                    2           427,466.12       0.06
Townhouses                       104         7,243,383.72       1.03
High-Rise Condo                   21         2,334,714.54       0.33
Condominiums                       9           819,510.42       0.12
Single Family Detached         7,791       609,337,369.94      86.75
PUD Detached                     380        42,857,970.78       6.10
PUD Attached                      60         5,482,026.76       0.78
--------------------------------------------------------------------------
Total...............           8,887     $    702,402,190.31  100.00%
==========================================================================



                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY


                                                          Percentage of
                                        Aggregate          Cut-Off Date
                          Number of      Unpaid              Aggregate
                          Mortgage      Principal            Principal
                            Loans        Balance              Balance

Owner Occ.                  8,061      653,370,177.87          93.02
Non Owner Occ.                826       49,032,012.44           6.98
--------------------------------------------------------------------------
Total..................     8,887 $    702,402,190.31         100.00%
==========================================================================


                           LOAN SUMMARY STRATIFIED BY
                               DOCUMENTATION LEVEL


                                                           Percentage of
                                           Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Full Documentation              7341   546,807,343.84          77.85
Limited Documentation           1132   124,259,230.95          17.69
Quick Documentation              413    31,294,815.52           4.46
Unknown                            1        40,800.00           0.01
--------------------------------------------------------------------------
Total..................         8887   $702,402,190.31        100.00%
==========================================================================



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                           LOAN SUMMARY STRATIFIED BY
                                  LOAN PURPOSE


                                                            Percentage of
                                           Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Purchase                        2699   230,420,277.32          32.80
Refinance/No ETO                 940    91,721,812.46          13.06
Refinance/ETO                   5217   375,803,203.51          53.50
Construct/Perm                    31     4,456,897.02           0.63
--------------------------------------------------------------------------
Total..................         8887  $    702,402,190.31     100.00%
==========================================================================




                   Loan Summary Stratified by Credit Grade


                                                            Percentage of
                                           Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1A-1                    1183             145,352,115.42        20.69
1A                      2436             187,725,353.41        26.73
1                       2143             167,610,802.75        23.86
2                       2100             142,793,224.35        20.33
3                        783              44,077,370.00         6.28
4                        221              10,996,200.36         1.57
Unknown                   21               3,847,124.02         0.55
--------------------------------------------------------------------------
Total...............    8887        $    702,402,190.31       100.00%
==========================================================================



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.